UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 500 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 1, 2010, Omega Protein Corporation (the “Company”) closed on a $10,000,000 term loan with the U.S. Department of Commerce Fisheries Finance Program (“FFP”). This loan was entered into pursuant to the Company’s financing application previously approved by the FFP pursuant to an approval letter dated November 5, 2009.

The loan is secured by first liens on a Company fishing vessel and certain assets located the Company’s Reedville, Virginia facility. Proceeds from the loan will be used to reimburse the Company for prior expenditures for fishing vessel refurbishments and improvements to the Company’s shore-side marine assets. The loan has a term of 15 years, is amortized on a quarterly basis, and bears interest rate at 5.73% per year.

The foregoing description of the loan is qualified in its entirety by reference to the loan documents, copies of which are attached hereto as Exhibits 10.1 through 10.9, and incorporated by reference herein.

A copy of the Company’s press release announcing the loan closing is attached at Exhibit 99.1

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None

(d)	Exhibits.

10.1	Approval Letter dated as of November 5, 2009 by Omega Protein, Inc., Omega Protein Corporation and United States Department of Commerce, acting by National Oceanic and Atmospheric Administration, National Marine Fisheries Service

10.2	Correction Deed of Trust made by Omega Protein, Inc. dated March 11, 2010 for the benefit of the United States of America.

10.3	Corrected Promissory Note of Omega Protein, Inc. to the United States of America dated May 25, 2010

10.4	Security Agreement dated March 9, 2010 between Omega Protein, Inc. and the United States of America.

10.5	Title XI Financial Agreement dated May 25, 2010 between Omega Protein, Inc., Omega Protein Corporation and the United States of America.

10.6	Guaranty Agreement dated May 25, 2010 of Omega Protein, Inc. in favor of the United States of America.

10.7	Certification and Indemnification Agreement Regarding Environmental Matters dated May 25, 2010 between Omega Protein, Inc. and the United States of America.

10.8	Preferred Ship Mortgage dated May 25, 2010 by Omega Protein, Inc., in favor of the United States of America.

10.9	Subordination Agreement dated March 11, 2010 between Wells Fargo Bank, N.A., and the United States of America.

99.1	Press release of the Company dated June 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA PROTEIN CORPORATION

Dated: June 1, 2010	/S/ JOHN D. HELD
John D. Held
Executive Vice President, General Counsel
and Secretary